UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2026

TARGET HOSPITALITY CORP.

(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300

THE WOODLANDS, Texas 77381

(Address of principal executive offices, including zip code)

(832) 709-2563

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2026, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Target Hospitality Corp. (the “Company”) approved an amendment to the Executive Performance Stock Unit Agreement (the “Amended PSU Agreement”) between the Company and certain employees, including certain of the Company’s current named executive officers, pursuant to which performance stock units granted on March 1, 2023 (the “2023 PSUs”) under the Target Hospitality Corp. 2019 Incentive Plan, as amended (the “Plan”), were amended. The purpose of the Amended PSU Agreement is to preserve the original pay-for-performance intent of the 2023 PSUs and to maintain alignment with stockholder interests by taking into account the disruption caused by an unsolicited take-private proposal of the Company in 2024, which constrained management’s ability to execute against key metrics in the 2023 PSUs.

At the time of grant, vesting of the 2023 PSUs was conditioned on continued service and achievement of a total shareholder return performance metric (the “TSR Metric”) measured over the performance period January 1, 2023 and ending December 31, 2025 and a diversification EBITDA performance metric (the “Diversification EBITDA Metric”) measured over the performance period March 1, 2023 and ending February 28, 2026. The Amended PSU Agreement extends the performance period end date for the TSR Metric from December 31, 2025 to December 31, 2026. The Amended PSU Agreement constitutes a reissuance of PSUs granted under the 2023 PSU Agreement pursuant to the Amended PSU Agreement. The Amended PSU Agreement otherwise has material terms that are substantially similar to those in the 2023 PSU Agreement approved by the Compensation Committee and previously disclosed by the Company and filed as Exhibit 10.2 to its Current Report on Form 8-K filed on March 6, 2023.

The foregoing description of the Amended PSU Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amended PSU Agreement, which will be filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Amended 2023 Executive Performance Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: January 27, 2026		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary